EXHIBIT 10.5

ACKNOWLEDGMENT BY

EYE CARE CENTERS OF AMERICA, INC.

Reference is made to the Credit Agreement, dated as of the date hereof, among ECCA Holdings Corporation, LFS-Merger Sub, Inc. (“LFS Merger Sub”), JPMorgan Chase Bank, N.A., as Administrative Agent, the other agents party thereto, and the banks and other financial institutions from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The undersigned, Eye Care Centers of America, Inc., a Texas corporation (“ECCA”), and, after the consummation of the Merger on the Closing Date, successor by merger to LFS Merger Sub, hereby is executing and delivering this acknowledgement (this “Acknowledgement”) for the purposes of evidencing, from and after the consummation of the Merger, its succession by merger to the obligations, liabilities and indebtedness of LFS Merger Sub, as Borrower, under the Credit Agreement and the other Loan Documents, and agrees and acknowledges that, for the benefit of the Administrative Agent and the Lenders, as evidenced by the signature below on its behalf, upon the consummation of the Merger:

(i) ECCA shall be and is the Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if originally named therein as the “Borrower”, the effect of which shall be, without limitation, that (A) each reference to the “Borrower” in the Credit Agreement and the other Loan Documents shall be deemed to be a reference to ECCA and (B) ECCA shall be bound by all of the terms and provisions of the Credit Agreement and the other Loan Documents and hereby shall be deemed to have assumed all of the obligations, liabilities and indebtedness of LFS-Merger Sub, as Borrower, thereunder;

(ii) ECCA, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which ECCA grants Liens or security interests in its Property or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Loan Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under the Loan Documents, and (ii) ratifies and reaffirms its grant of security under the Security Documents and confirms and agrees that such Liens and security interests secure that portion of the Obligations specified in the applicable Security Document;

(iii) ECCA confirms to the Administrative Agent and the Lenders that the representations and warranties set forth in the Loan Documents made by it are true and correct in all material respects as of the date hereof and are deemed to be remade as of the consummation of the Merger (except those representations and warranties that specifically refer to an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date); and

(iv) from time to time, as and when requested by the Administrative Agent, ECCA will execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and take or cause to be taken such further or other action as the Administrative Agent may reasonably deem necessary in order to carry out the intent and purposes of this Acknowledgment.

The undersigned agrees and acknowledges that the Administrative Agent and each Lender are relying on the foregoing agreements, representations and warranties in entering into and performing their obligations under the Credit Agreement and the other Loan Documents and that the foregoing shall not constitute a novation of any of the obligations, liabilities or indebtedness of LFS-Merger Sub under the Credit Agreement and the other Loan Documents.

This Acknowledgment by Eye Care Centers of America, Inc. has been executed as of this 1st day of March 2005.

EYE CARE CENTERS OF AMERICA, INC.

By:	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Executive Vice President, Chief
Financial Officer, Secretary & Treasurer